                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


      Date of Report (date of earliest event reported): February 15, 1998



                        REAL ESTATE ASSOCIATES LIMITED II
--------------------------------------------------------------------------------
               (Exact name of Registrant as specified in charter)



   CALIFORNIA                         2-66171                       95-3547609
----------------                    ------------                 --------------
(State or other                     (Commission                   (IRS Employer
jurisdiction                        File Number)                 Identification
incorporation)                                                        Number)




                             9090 Wilshire Boulevard
                                    Suite 201
                         Beverly Hills, California 90211
--------------------------------------------------------------------------------
                     Address of Principal Executive Offices



        Registrant's telephone number, including area code: 310/278-2191

ITEM 5.  OTHER EVENTS.

                  The Registrant recently became aware through several of its limited partners that an entity identified as Bond Purchase, L.L.C. was apparently conducting a tender offer for units in the Registrant pursuant to an "Offer to Purchase Limited Partnership Interests for $215.00" dated February 15, 1998. Registrant has no further information about this "Offer to Purchase" or Bond Purchase, L.L.C. By letter dated March 11, 1998, the Registrant's general partners, on behalf of the Registrant, advised the limited partners to consult with their tax advisors about the tax consequences that could result from a sale of their units. Copies of the "Offer to Purchase" and the Registrant's letter are attached hereto as exhibits.




                                    EXHIBITS


         The following exhibits are attached to this Current Report and thereby made a part thereof:

         1. Copy of the "Offer to Purchase" documents as received from Registrant's limited partners.

         2. Copy of Registrant's letter to its limited partners, dated March 11, 1998.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


DATED: July 13, 1998


                              REAL ESTATE ASSOCIATES LIMITED II,
                              A CALIFORNIA LIMITED PARTNERSHIP

                              BY: NATIONAL PARTNERSHIP INVESTMENTS CORP., A CALIFORNIA CORPORATION,
                                     ITS GENERAL PARTNER


                                     BY: /s/ Bruce E. Nelson
                                         --------------------------------

                                         ITS: President
                                              ---------------------------

                                  REAL ESTATE
                                   ASSOCIATES
                                   LIMITED II

     9090 Wilshire Boulevard o Suite 201 o Beverly Hills, California 90211
                                 (310)278-2191



March 11, 1998



RE:      REAL ESTATE ASSOCIATES LIMITED II


Dear Investor:

     Several limited partners have called or written us to tell us that they have received an unsolicited tender offer to buy their interests in Real Estate Associates Limited II ("REAL II"). The buyers, Bond Purchase LLC, state that they are purchasing the Units for investment purposes only.

     The General Partners are unable to value the interests because of a lack of a market for them, and therefore cannot comment on the fairness of Bond Purchase LLC's offer. Limited Partners should also be aware that a sale of their interests in REAL II will have tax consequences that should be evaluated in consultation with each Limited Partner's own tax advisor.

     In addition, the General Partners of REAL II expect to solicit the consent of the Limited Partners to a proposed transaction pursuant to which several of the properties in which REAL II has invested would be sold to a real estate investment trust (the "REIT") to be organized by affiliates of the General Partners of REAL II. Proxy materials have not yet been filed with the Securities and Exchange Commission and solicitation of consents is not expected to commence until the second quarter of 1998. If the REIT transaction is consummated, limited partners would receive distributions of net sales proceeds according to their interests in the Partnership. It should be noted that the REIT transaction will be subject to a number of conditions in addition to approval by limited partners of REAL II, including completion of a proposed private placement of shares of the REIT. Accordingly, there can be no assurance that the proposed purchases by the REIT of the REAL II will be consummated or that, if consummated, would be on the currently proposed terms.

     Most of the limited partners have negative capital account balances with respect to their interests in REAL II. Our accountants tell us that on average, the negative capital account balance for a $5,000 unit at the end of December 1997 was approximately $7,300. This means that an investor would recognize gain from the sale of his REAL II interests in an amount equal to approximately $7,515 (the $7,300 negative capital account balance plus the $215 sales price). This gain would be "passive" and would be offset by passive losses which such investor may have from REAL II (suspended from prior years) or other sources. Unless a limited partner has suspended or current losses from other sources, a substantial portion of the gain would still be subject to tax liability.

     PLEASE CONSULT WITH YOUR TAX ADVISOR ABOUT THE IMPACT OF SUCH A SALE ON YOUR OWN PARTICULAR SITUATION.


                                     [LOGO]
       CORPORATE GENERAL PARTNER: National Partnership Investments Corp.

Page 2
REAL II


     THE GENERAL PARTNERS URGE EACH INVESTOR TO CAREFULLY CONSIDER THE FOREGOING INFORMATION BEFORE TENDERING HIS OR HER UNITS TO BOND PURCHASE LLC. ALTHOUGH THE OFFER LETTER STATES THAT INVESTORS CANNOT WITHDRAW UNITS WHICH MAY ALREADY HAVE BEEN TENDERED, YOU SHOULD CONSULT WITH YOUR ATTORNEY TO DETERMINE IF THIS REQUIREMENT IS ENFORCEABLE SHOULD YOU WISH TO RECONSIDER YOUR DECISION TO TENDER.




                                   Sincerely,

                     National Partnership Investments Corp.




/s/ CHARLES H. BOXENBAUM                                 /s/ BRUCE E. NELSON
  Charles H. Boxenbaum                                   Bruce E. Nelson
  Chairman of the Board                                  President

BOND PURCHASE L.L.C.
P.O. Box 26730
Kansas City, MO 64196

February 15, 1998

To the Holders of Limited Partnership Interests in Real Estate
  Associates Limited II.


RE:  OFFER TO PURCHASE LIMITED PARTNERSHIP INTERESTS FOR $215.00


Dear Investor:

     We are offering you an opportunity to sell your limited partnership interests (the "Units") in Real Estate Associates Limited II (the "Partnership") for cash in the amount of $215.00 per Unit (which amount will be reduced by any cash distributions declared by the Partnership after the date of this letter). Our offer provides you with an opportunity to sell your Units now without the costly transfer fees and commission costs (typically up to 10%) usually paid by the seller in secondary market sales. ALL TRANSFER COSTS AND FEES WILL BE PAID BY BOND PURCHASE, L.L.C.

     We believe that it is appropriate for investors to have financial choices. Our offer gives you, the investor, the ability to make a decision about your continued involvement with the Partnership. You may no longer wish to continue with your investment in the Partnership for a number of reasons, including:

         *   NO FURTHER IRS FILING

         * HIGHEST OFFER - This offer is higher than the last reported trade of $210 (August 1, 1997 to September 30, 1997) in the secondary market.

         * If you sell your units, 1998 will be the final year for which you receive a K-I tax form from the partnership.

         * You may be able to realize a tax loss that would reduce your taxes for 1998.

         * The Partnership was closed eighteen years ago in 1980. Your money has been tied up for this long period with minimal return.

         * More immediate use for the cash tied up in your investment in the Units.

         * The absence of a formal trading market for the Units and their resulting relative illiquidity.

         *   The lack of any current cash distributions.

         * General disenchantment with real estate investments, particularly long-term investments in limited partnerships;

     Our offer is limited to 512 of the 10,693 outstanding Units. If we were to acquire more than this amount, the administrative costs of our offer would become burdensome.

     We will accept for purchase properly documented Units on a "first-received, first-buy" basis. You will be paid promptly following confirmation of a valid, properly executed Agreement of Transfer and other required transfer documents. We will pay for all Partnership transfer fees and costs. All tenders of Units will be irrevocable and may not be rescinded or withdrawn.

     We are real estate investors who are not affiliated with the Partnership or the General Partners. The General Partners of the Partnership have not analyzed, approved, endorsed or made any recommendation as to acceptance of the offer. The purchase offer has been determined solely at the discretion of Bond Purchase, L.L.C. and does not necessarily represent the true market value of each unit. We are seeking to acquire Units for investment purposes only and not with a view to their resale.

     An Agreement of Transfer is enclosed which you can use to accept our offer. Please execute page 3 of this document, as well as the Power of Attorney, obtain all other required signatures and return it in the enclosed envelope. In addition, please return your Unit Certificate in the enclosed envelope. We encourage you to act immediately if you are interested in accepting or offer as only 512 Units will be purchased.

     OUR OFFER WILL EXPIRE AT 5:00 PM ON APRIL 15, 1998, UNLESS EXTENDED.

     Please call William Teel at (816) 421-4670 if you have any questions.


Sincerely,




Bond Purchase, L.L.C.

                             AGREEMENT OF TRANSFER
                      FOR LIMITED PARTNERSHIP INTERESTS IN
                        REAL ESTATE ASSOCIATES LIMITED II



     Subject to and effective upon acceptance for payment, the undersigned (the "Seller") hereby sells, assigns, transfers, conveys and delivers and irrevocably directs any custodian or trustee to sell, assign, transfer, convey and deliver (the "Transfer") to Bond Purchase, LLC or it's assigns, a Missouri limited liability company (the "Purchaser"), all of the Seller's right, title and interest in Partnership Units (the "Units") of Real Estate Associates Limited II, (the "Partnership"), for $195.00 per Unit, net to the Seller in cash, which amount shall be reduced by any distributions declared by the Partnership after February 15,1998.

     Such Transfer shall include, without limitation, all rights in, and claims to, any Partnership profits and losses, cash distributions, voting rights and other benefits of any nature whatsoever distributable or allocable to such Units under the Partnership's Certificate and Agreement of Limited Partnership, as amended (the "Partnership Agreement"). The Seller hereby irrevocably constitutes and appoints the Purchaser as the true and lawful agent and attorney-in-fact of the Seller with respect to such Units, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to vote, inspect Partnership books and records or act in such manner as any such attorney-in-fact shall, in its sole discretion, deem proper with respect to such Units, to deliver such Units and transfer ownership of such Units on the Partnership's books maintained by the General Partner of the Partnership, together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Purchaser of the purchase price, to receive all benefits and cash distributions, endorse Partnership checks payable to Seller and otherwise exercise all rights of beneficial ownership of such Units. The Purchaser shall not be required to post bond of any nature in connection with this power of attorney.

     The Seller hereby represents and warrants to the Purchaser that the Seller owns such Units and has full power and authority to validly sell, assign, transfer, convey and deliver such Units to the Purchaser, and that when any such Units are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all options, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and such Units will not be subject to any adverse claim. The Seller further represents and warrants that the Seller is a "United States person", as defined in Section 7701 (a)(30) of the Internal Revenue Code of 1986, as amended, or if the Seller is not a United States person, that the Seller does not own beneficially or of record more than 5% of the outstanding Units.

Agreement of Transfer
Page 2



     All authority herein conferred or agreed to be conferred shall survive the death or incapacity or liquidation of the Seller and any obligations of the Seller shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. This agreement is irrevocable and may not be withdrawn or rescinded.

     Upon request, the Seller will execute and deliver, and irrevocably directs any custodian to execute and deliver, any additional documents deemed by the Purchaser to be necessary or desirable to complete the assignment, transfer and purchase of such Units.

     The Seller releases and discharges the General Partners, any IRA or KEOGH Custodian, and their respective officers, shareholders, directors, employees and agents from all causes of action, claims, or demands the Seller has or may have against them resulting from their reliance on this Agreement of Transfer or any of the terms and conditions contained herein.

     The Seller hereby certifies, under penalties of perjury, that (1) the number shown below on this form and the Sellers Taxpayer Identification Number is correct and (2) Seller is not subject to backup withholding either because Seller has not been notified by the Internal Revenue Service (the "IRS") that Seller is subject to backup withholding as a result of a failure to report all interest on dividends. or the IRS has notified Seller that Seller is no longer subject to backup withholding.

     The Seller hereby also certifies, under penalties of perjury, that the Seller, if an individual, is not a nonresident alien for purposes of U.S. income taxation, and if not an individual, is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations). The Seller understands that this certification may be disclosed to the IRS by the Purchaser and that any false statements contained herein could be punished by fine, imprisonment, or both.

Agreement of Transfer
Page 3



Date:_______ 1998


--------------------------------------    --------------------------------------
(Specify Number of Units Tendered:        (Signature of Owner)
  Indicate "ALL" if Number Not
  Available)


                                          --------------------------------------
                                          Place Medallion Guarantee Stamp Here


--------------------------------------    --------------------------------------
(Your Telephone Number)                   (Signature of Co-Owner)


                                          --------------------------------------
                                          Place Medallion Guarantee Stamp Here

--------------------------------------
(Your Social Security or Taxpayer ID      BOND PURCHASE, LLC
  Number)                                 P.O. BOX 26730
                                          KANSAS CITY, MO 64196
                                          (816) 421-4670
                                          FAX (816) 221-1829


______________________________________    BOND PURCHASE, LLC
(Name of IRA Custodian, if applicable)


                                          BY: __________________________________
                                          Its Authorized Representative









     NOTE: All signatures an this agreement must be guaranteed by a member from a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank, savings bank, credit union, savings and loan association or trust company having an office, branch or agency in the United States, which is a participant in the Security Transfer Agent Medallion Program.

                            POWER OF ATTORNEY/PROXY



In conjunction with the Assignor's (seller's) Assignment of Partnership Units dated as of even date herewith, Seller irrevocably constitutes and appoints David L. Johnson and William Teel, or any of them, to be Seller's true and lawful special attorneys-in-fact, with full power of substitution to exercise in the name, place and stead of Seller any and all rights, interests, powers, and duties with respect to or arising out of the Seller's interest in:

REAL ESTATE ASSOCIATES LIMITED II

which Units have been assigned to Bond Purchase. L.L.C. (the "Buyer") pursuant to the Agreement of Transfer. This Power of Attorney shall include with limitation, (1) the right to execute on behalf of Seller, all assignments, certificates, documents and instruments that may be required for the purpose of transferring the Units owned by the Seller, (2) the right to vote the Units or to require or receive an information or report with respect to the partnerships' books and records, (3) the right to endorse and cash any check made payable by the partnership to Seller on or after the date hereof and (4) the right, if the Units are held in an IRA account or pension account, to contact the Seller's custodian and direct him to facilitate in the transfer of the Units from the Seller to Buyer Fund. This Power of Attorney is part of and hereby incorporated in the application for transfer. This Power of Attorney shall not be affected by the subsequent mental disability of the undersigned. as principal is irrevocable and coupled with an interest, and Buyer shall not be required to post bond in any nature in connection with this Power of Attorney. This Power of Attorney shall also serve as a Letter of Authorization directing the Assignor's custodian(s) and trustee(s) to sign any documents necessary to facilitate the transfer of the units being assigned in conjunction with this Power of Attorney as required by the herein named attorneys-in-fact.


--------------------------------------   --------------------------------------
PRINT Assignor (Registered Name)         PRINT Joint Assignor or
                                               Custodian/Trustee


--------------------------------------   --------------------------------------
SIGNATURE of Assignor                    SIGNATURE Joint Assignor or
                                                   Custodian/Trustee


DATE ______________,199__                DATE _____________,199__


Signature Guarantee                      Signature Guarantee



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